UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2025

Hess Midstream LP

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 001-39163	No. 84-3211812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 McKinney Street
Houston, Texas 77010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 496-4200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited partner interests	HESM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors

The information set forth in Item 8.01 below regarding the removal of the GIP Directors (as defined below) from the Board (as defined below) is hereby incorporated by reference into this Item 5.02.

Item 8.01	Other Events.

On May 28, 2025, Hess Midstream LP (the “Company”) issued a press release announcing the commencement of a registered underwritten public offering (the “Offering”) of an aggregate of 15,022,517 Class A shares representing limited partner interests in the Company (“Class A Shares”) by GIP II Blue Holding, L.P., an affiliate of Global Infrastructure Partners, a part of BlackRock (“GIP”). The Class A shares being offered by GIP include all of the Class A Shares deemed to be beneficially owned, directly or indirectly, by GIP on account of its direct ownership of Class B units representing limited partner interests in Hess Midstream Operations LP (“OpCo Units”) and its indirect 50% limited partner interest in Hess Midstream GP LP, the general partner of the Company (the “General Partner”).

The information contained in this report does not constitute an offer to sell or the solicitation of an offer to buy the Class A Shares or any other securities in any jurisdiction in which such offer or sale would be unlawful.

As of the closing of the Offering, to the extent GIP no longer holds any OpCo Units (the “Effective Date”):

•

GIP will no longer hold a direct or indirect ownership interest in any of the Company, Hess Midstream Operations LP, the General Partner, Hess Midstream GP LLC, the general partner of the General Partner (“GP LLC”), or Hess Infrastructure Partners GP LLC, the sole member of GP LLC (“HIP”);

•	Hess Investments North Dakota LLC, an affiliate of Hess Corporation (“Hess”), will own a 100% interest in HIP; and

•

GIP will cause each of its designated members of the board of directors of GP LLC (the “Board”), William J. Brilliant, James K. Lee and Scott E. Telesz (the “GIP Directors”), to resign, effective as of the Effective Date, and the Board will comprise a maximum of eight directors appointed by HIP, no more than four of whom may be affiliated with Hess or otherwise (each, a “Hess Director”) and the remainder of whom must be independent under the independence standards established by the New York Stock Exchange and the Securities Exchange Act of 1934, as amended (each, an “Independent Director”).

The Hess Directors will continue to have the voting power necessary to control the day-to-day management and operation of the business and assets of the Company, including the appointment of the Company’s officers. However, certain actions with respect to the Company’s business will require the approval of at least one Hess Director and one Independent Director. These actions include the following:

•

incurring indebtedness or issuing debt securities that would be expected to cause the ratio of the Company’s total consolidated debt (excluding deferred financing costs) to adjusted EBITDA as of the end of the then-current fiscal quarter to exceed 4:1;

•	determining available cash under the Company’s partnership agreement and the timing and distribution thereof;

•	distributing any amounts other than available cash;

•

amending, terminating or waiving any material right under any of the Company’s existing commercial agreements with Hess and its affiliates or entering into any material contract with Hess or its affiliates;

•	approving material acquisitions or divestitures of the Company’s assets, or material capital expenditures of the Company or any of its subsidiaries;

•	approving any reorganization, consolidation or merger of the Company or any of its subsidiaries, or any material business combination or joint venture by the Company or any of its subsidiaries;

•	issuing any equity securities, creating any new class of equity securities or modifying the terms of any equity securities of the Company or any of its subsidiaries;

•	redeeming, purchasing or otherwise acquiring any Class A Shares from public shareholders as a standalone transaction;

•	approving any incentive compensation program; and

•	approving the dissolution or liquidation of GP LLC, the General Partner or the Company, or the filing of any bankruptcy petition with respect to their respective businesses.

Upon the Effective Date, the Company does not expect any changes to the current composition of the Board other than the removal of the GIP Directors. Messrs. John B. Hess, John P. Rielly, Gregory P. Hill and Gerbert Schoonman are expected to continue serving on the Board as “Hess Directors”, and Messrs. David W. Niemiec, John P. Reddy and Stephen J.J. Letwin are expected to continue serving on the Board as “Independent Directors”, each of whom will continue to hold office until his respective successor has been elected or qualified or until his earlier death, resignation, removal or disqualification. The Company anticipates that HIP will appoint an additional Independent Director to the Board, subject to identifying a potential candidate that satisfies the applicable independence standards and possesses the experience and other qualifications necessary or appropriate to serve on the Board.

There will not be any changes to the Company’s existing commercial agreements with Hess or its existing partnership agreement as a result of the Offering. Pursuant to the Company’s partnership agreement, any determination by the Company’s General Partner regarding a transaction between the Company and an affiliate of the General Partner or a conflict of interest must be made in good faith. The Company’s partnership agreement also permits the Board to establish, from time to time, a conflicts committee of two or more Independent Directors to review specific matters that may involve conflicts of interest in accordance with the terms of the Company’s partnership agreement.

A copy of the press release announcing the Offering is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Cautionary Statement Relevant to Forward-Looking Information

This Current Report on Form 8-K includes forward-looking statements regarding future events. These forward-looking statements are based on the Company’s current plans and expectations and involve a number of risks and uncertainties that could cause actual results and events to vary materially from the results and events anticipated or implied by such forward-looking statements, including with respect to whether the Offering is consummated. For a further discussion of these risks and uncertainties, please refer to the “Risk Factors” section of the Company’s most recently filed Annual Report on Form 10-K and in other filings made by the Company with the Securities and Exchange Commission. While the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, even if new information becomes available.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by the Company on May 28, 2025.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESS MIDSTREAM LP

	By:	Hess Midstream GP LP, its general partner

	By:	Hess Midstream GP LLC, its general partner

Date: May 28, 2025	By:	/s/ Jonathan C. Stein
	Name:	Jonathan C. Stein
	Title:	Chief Financial Officer